SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                   Securities Exchange Act of 1934, as amended


                Date of Earliest Event Reported: January 8, 2003
                        (date of earliest event reported)



                    RESIDENTIAL ASSET SECURITIES CORPORATION
               (Exact name of Registrant as Specified in Charter)

            Delaware                 333-100848           51-0362653
            --------                 ----------           ----------
        (State or Other             (Commission        (I.R.S. Employer
 Jurisdiction of Incorporation)     File Number)    Identification Number)


                         8400 Normandale Lake Boulevard
                                    Suite 250
                             Minneapolis, Minnesota
                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (952) 857-7000
                                 --------------

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Items 1 through 4, Item 6, Item 8 and Item 9 are not included because they are not applicable.

Item 5. Other Events.

On December 23, 2002, Residential Asset Securities Corporation caused the issuance and sale of the Residential Asset Securities Corporation Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2002-KS8, pursuant to a Pooling and Servicing Agreement, dated as of December 1, 2002, among Residential Asset Securities Corporation, as depositor, Residential Funding Corporation, as master servicer and the JPMorgan Chase Bank, as trustee.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (a)    Not applicable

        (b)    Not applicable

     (c) Exhibits: The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed.

        10.1 Pooling and Servicing Agreement, dated as of December 1, 2002, among Residential Asset Securities Corporation, as depositor, Residential Funding Corporation, as master servicer and the JPMorgan Chase Bank, as trustee.

        10.2 Certificate Guaranty Insurance Policy Endorsement for the Certificate Guaranty Insurance Policy issued by Ambac Assurance Corporation, relating to the Residential Asset Securities Corporation Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2002-KS8.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              RESIDENTIAL ASSET SECURITIES CORPORATION


                                 By:     /s/Benita Bjorgo
                                 Name:   Benita Bjorgo
                                 Title:  Vice President




Date:   January 8, 2003

EXHIBIT INDEX

Exhibit No.    Description of Exhibit

10.1 Pooling and Servicing Agreement, dated as of December 1, 2002, among Residential Asset Securities Corporation, as depositor, Residential Funding Corporation, as master servicer and the JPMorgan Chase Bank, as trustee.

10.2 Certificate Guaranty Insurance Policy Endorsement for the Certificate Guaranty Insurance Policy issued by Ambac Assurance Corporation, relating to the Residential Asset Securities Corporation Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2002-KS8.